2nd Quarter 2011
Financial Results Presentation

August 8, 2011

STIFEL
FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Non-GAAP Financial Measures

The company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the company's financial results for the three and six months ended June 30, 2011 and 2010 and the three months ended March 31, 2011. Specifically, the company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the company's core operating results and business outlook. The company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the company's results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance. These non-GAAP amounts exclude legal-related expenses associated with the SEC investigation and civil lawsuit in connection with the ongoing matter with five Southeastern Wisconsin school districts and certain compensation and non-compensation operating expenses associated with the merger of TWPG.

A limitation of utilizing these non-GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expenses ratios, pre-tax margin and diluted earnings per share is that the GAAP accounting effects of these merger-related charges do in fact reflect the underlying financial results of the company's business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the company believes that GAAP measures of net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share and the same respective non-GAAP measures of the company's financial performance should be considered together.

Chairman's Comments

"Second quarter results improved over the year-ago period, but were impacted by a challenging market environment dominated by macroeconomic factors, and significant non-core expenses primarily related to additional legal reserves in connection with previously disclosed matters. Despite these factors, our investment banking group generated their second best revenue quarter, which was offset by pressure in our brokerage and private client businesses due to a lack of investor conviction coupled with lower industry-wide volumes. We continue to position the firm for long-term growth and our recent announcement of the pending acquisition of Stone & Youngberg delivers on this strategy by adding public finance expertise and coverage in new markets. We are excited about combining our highly complementary businesses and delivering enhanced services to both our institutional and wealth management clients"


Market Update

Indices Since 1/1/07 to 8/5/11


30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
2007
2008
2009
2010
2011
Nasdaq
Dow
S&P 500
Russell 2000

	2007	2008	2009	2010	Q1	Q2	YTD	2007 - Current
Nasdaq	9.8%	-40.5%	43.9%	16.9%	4.8%	-0.3%	-4.5%	4.8%
Dow	6.4%	-33.8%	18.8%	11.0%	6.4%	0.8%	-1.1%	-8.2%
S&P 500	3.5%	-38.5%	23.5%	12.8%	5.4%	-0.4%	-4.6%	-15.4%
Russell 2000	-2.7%	-34.8%	25.2%	25.3%	7.6%	-1.9%	-8.8%	-9.3%

STIFEL FINANCIAL

Interest Rate Environment


6.00
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2005
2006
2007
2008
2009
2010
2011
10 Year Trsy
Fed Funds

	2007	2008	2009	2010	Q1	Q2	Current*
2 Year	3.05%	0.76%	1.14%	0.61%	0.80%	0.45%	0.28%
5 Year	3.45%	1.55%	2.69%	2.02%	2.24%	1.76%	1.23%
10 Year	4.04%	2.25%	3.85%	3.36%	3.47%	3.18%	2.58%
Fed Funds	4.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

STIFEL FINANCIAL

*As of 8/5/2011


Financial
Results

Stifel Financial Corp. Results
Three months ended June 30, 2011

($ in thousands, except per share amounts)	Three Months Ended June 30, 2011 GAAP	Non-core [1]	Non-GAAP	Three Months Ended 6/30/10 (Non-GAAP)	% Change[2]	3/31/11 (Non-GAAP)	% Change[2]
Net revenues	$ 358,857	$ 106	$ 358,963	$ 328,009	9.4%	$ 366,619	(2.1%)
Compensation and benefits	229,939	(1,966)	227,973	213,788	6.6%	231,410	(1.5%)
Non-comp operating expenses	125,043	(43,109)	81,934	73,251	11.9%	82,058	(0.2%)
Total non-interest expenses	354,982	(45,075)	309,907	287,039	8.0%	313,468	(1.1%)
Income before income taxes	3,875	45,181	49,056	40,970	19.7%	53,151	(7.7%)
Provision for income taxes	459	17,281	17,740	16,910	4.9%	20,225	(12.3%)
Net income	$ 3,416	$ 27,900	$ 31,316	$ 24,060	30.2%	$ 32,926	(4.9%)
Earnings per share: [3]							
Basic	$ 0.06		$ 0.59	$ 0.52	13.5%	$ 0.63	(6.3%)
Diluted	$ 0.05		$ 0.50	$ 0.46	8.7%	$ 0.52	(3.8%)
Ratios to net revenues:							
Compensation and benefits	64.1%		63.5%	65.2%		63.1%	
Non-comp operating expenses	34.8%		22.8%	22.3%		22.4%	
Income before income taxes	1.1%		13.7%	12.5%		14.5%	

[1] Non-core items consist primarily of legal-related expenses associated the SEC investigation and civil lawsuit in connection with the ongoing OPEB matter and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Non-GAAP results for the quarter ended June 30, 2011 compard to non-GAAP results for the year-ago period and to non-GAAP results for the quarter ended March 31, 2011.

[3] Per share information for the three months ended June 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Core Net Revenues by Quarter
($ Millions)



$450
$375
$300
$225
$150
$220
$262
$290
$319
$312
$328
$341
$403
$367
$359
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

STIFEL FINANCIAL

Core Net Income by Quarter

($ Millions)


$50
$40
$30
$20
$10
$13
$16
$22
$25
$24
$24
$30
$47
$33
$31
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

STIFEL FINANCIAL

Core Pre-Tax Margins


20%
15%
10%
5%
10%
10%
11%
13%
13%
13%
15%
19%
15%
14%
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

STIFEL FINANCIAL

Core Diluted EPS by Quarter



$0.80
$0.60
$0.40
$0.20
$0.00
$0.29
$0.34
$0.45
$0.47
$0.45
$0.46
$0.48
$0.74
$0.52
$0.50
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11

STIFEL FINANCIAL

Q2 2011 Core Results vs. Mean Estimates

	2Q11 Core	2Q11 Mean	% Δ	$ Δ
Revenues				
Commissions	$ 138.3	$ 140.6	(1.6%)	$ (2.3)
Principal transactions	79.7	98.3	(18.8%)	(18.5)
Commissions + Principal transactions	218.1	238.9	(8.7%)	(20.8)
Investment banking	64.4	51.8	24.3%	12.6
Asset management and service fees	57.0	61.8	(7.8%)	(4.8)
Net Interest	15.0	13.5	10.8%	1.5
Other income	4.6	5.6	(19.1%)	(1.1)
Net revenues	359.0	371.7	(3.4%)	(12.7)
Non-interest expenses				
Compensation and benefits	228.0	232.8	(2.1%)	(4.8)
Non-compensation operating expenses	81.9	83.0	(1.3%)	(1.1)
Total non-interest expenses	309.9	315.8	(1.9%)	(5.9)
Income before income taxes	49.1	55.9	(12.2%)	(6.8)
Provision for income taxes	17.7	21.7	(18.2%)	(4.0)
Core Net Income	$ 31.3	$ 34.2	(8.5%)	$ (2.9)
Diluted Non-GAAP EPS	0.50	0.54	(8.5%)	(0.04)
Diluted shares outstanding	63.2	63.2	0.0%	0.0

STIFEL FINANCIAL

Note: non-core items consist primarily of legal-related expenses associated the SEC investigation and civil lawsuit in connection with the ongoing OPEB matter and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

Book Value Per Share


$30
$20
$10
$0
$3.94
$4.82
$6.01
$6.81
$8.23
$12.24
$15.12
$19.24
$24.51
$24.50
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q2 2011

STIFEL FINANCIAL

Stifel Financial Corp. Results
Six months ended June 30, 2011

($ in thousands, except per share amounts)	Six Months Ended June 30, 2011 GAAP	Non-core [1]	Non-GAAP	Six Months Ended 6/30/10 (Non-GAAP)	% Change [2]
Net revenues	$ 725,470	$ 112	$ 725,582	$ 640,039	*13.4%*
Compensation and benefits	461,105	(1,722)	459,383	420,030	*9.4%*
Non-comp operating expenses	209,806	(45,814)	163,992	139,472	*17.6%*
Total non-interest expenses	670,911	(47,536)	623,375	559,502	*11.4%*
Income before income taxes	54,559	47,648	102,207	80,537	*26.9%*
Provision for income taxes	19,745	18,220	37,965	32,702	*16.1%*
Net income	$ 34,814	$ 29,428	$ 64,242	$ 47,835	*34.3%*
Earnings per share: [3]					
Basic	$ 0.66		$ 1.22	$ 1.04	*17.3%*
Diluted	$ 0.55		$ 1.02	$ 0.91	*12.1%*
Ratios to net revenues:					
Compensation and benefits	63.6%		63.3%	65.6%	
Non-comp operating expenses	28.9%		22.6%	21.8%	
Income before income taxes	7.5%		14.1%	12.6%	

[1] Non-core items consist primarily of legal-related expenses associated with the SEC investigation and civil lawsuit in connection with the onging OBEP matter and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Non-GAAP results for the six months ended June 30, 2011 compared to non-GAAP results for the year-ago period.

[3] Per share information for the six months ended June 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

STIFEL FINANCIAL

Source of Revenues

($ in thousands)	Quarter Ended 6/30/11	6/30/10	% Change	3/31/11	% Change	Six Months Ended 6/30/11	6/30/10	% Change
Commissions	$ 138,315	$ 103,634	33.5%	$ 155,786	(11.2%)	$ 294,101	$ 208,669	40.9%
Principal transactions	79,741	122,923	(35.1%)	92,859	(14.1%)	172,600	240,343	(28.2%)
Asset mgt and service fees	56,981	44,138	29.1%	57,680	(1.2%)	114,661	85,241	34.5%
Investment banking	64,418	41,252	56.2%	41,418	55.5%	105,836	75,473	40.2%
Other	4,556	3,757	21.3%	6,256	(27.2%)	10,812	5,702	89.6%
Total operating revenues	344,011	315,704	9.0%	353,999	(2.8%)	698,010	615,428	13.4%
Interest revenue	21,229	14,654	44.9%	18,856	12.6%	40,085	29,301	36.8%
Total revenues	365,240	330,358	10.6%	372,855	(2.0%)	738,095	644,729	14.5%
Interest expense	6,383	2,349	171.7%	6,242	2.3%	12,625	4,690	169.2%
Net revenues	$ 358,857	$ 328,009	9.4%	$ 366,613	(2.1%)	$ 725,470	$ 640,039	13.3%

STIFEL FINANCIAL

Brokerage Revenues

	Quarter Ended					Six Months Ended		
($ in thousands)	6/30/11	6/30/10	% Change	3/31/11	% Change	6/30/11	6/30/10	% Change
Taxable debt	$ 43,020	$ 60,108	(28.4%)	$ 51,419	(16.3%)	$ 94,439	$ 124,798	(24.3%)
Municipal debt	18,850	20,032	(5.9%)	19,538	(3.5%)	38,388	36,874	4.1%
Equities	8,896	29,630	(70.0%)	11,623	(23.5%)	20,519	51,915	(60.5%)
Other	8,975	13,153	(31.8%)	10,279	(12.7%)	19,254	26,756	(28.0%)
	$ 79,741	$ 122,923	(35.1%)	$ 92,859	(14.1%)	$ 172,600	$ 240,343	(28.2%)
Commissions	138,315	103,634	33.5%	155,786	(11.2%)	294,101	208,669	40.9%
	$ 218,056	$ 226,557	(3.8%)	$ 248,645	(12.3%)	$ 466,701	$ 449,012	3.9%

Investment Banking Revenues

	Quarter Ended					Six Months Ended		
($ in thousands)	6/30/11	6/30/10	% Change	3/31/11	% Change	6/30/11	6/30/10	% Change
Capital raising	$ 39,689	$ 30,713	29.2%	$ 32,358	22.7%	$ 72,047	$ 56,020	28.6%
Advisory	24,729	10,539	134.6%	9,060	172.9%	33,789	19,453	73.7%
	$ 64,418	$ 41,252	56.2%	$ 41,418	55.5%	$ 105,836	$ 75,473	40.2%

Core Compensation & Benefits

(% of Net Revenue)


70.0%
65.0%
60.0%
55.0%
50.0%
66.1%
63.1%
65.2%
63.5%
65.6%
63.3%
1st Qtr
2nd Qtr
6 Months
2010
2011

STIFEL FINANCIAL

Core Non Comp Operating Expenses
($ Millions)



$200
$150
$100
$50
$0
$66
$82
$73
$82
$139
$164
1st Qtr
2nd Qtr
6 Months
2010
2011

STIFEL FINANCIAL

Segment Comparison

($ in thousands)	Quarter Ended 6/30/11	6/30/10	% Change	3/31/11	% Change	Six Months Ended 6/30/11	6/30/10	% Change
Net revenues:								
Global Wealth Management	$ 225,645	$ 199,940	12.9%	$ 238,446	(5.4%)	$ 464,091	$ 399,361	16.2%
Institutional Group	132,915	124,602	6.7%	126,994	4.7%	259,909	237,894	9.3%
Other	403	3,467	(88.4%)	1,179	(65.8%)	1,582	2,784	(43.2%)
	$ 358,963	$ 328,009	9.4%	$ 366,619	(2.1%)	$ 725,582	$ 640,039	13.4%
Operating contribution:								
Global Wealth Management	$ 55,426	$ 40,441	37.1%	$ 61,472	(9.8%)	$ 116,898	$ 79,599	46.9%
Institutional Group	21,951	30,769	(28.7%)	21,393	2.6%	43,344	58,225	(25.6%)
Other	(28,322)	(30,240)	(6.3%)	(29,714)	(4.7%)	(58,036)	(57,287)	1.3%
	$ 49,055	$ 40,970	19.7%	$ 53,151	(7.7%)	$ 102,206	$ 80,537	26.9%

Note: Non-GAAP results for the three and six months ended June 30, 2011 compard to non-GAAP results for the year-ago periods and to non-GAAP results for the quarter ended March 31, 2011.

STIFEL FINANCIAL

Global Wealth Management

($ in thousands)	Quarter Ended 6/30/11	6/30/10	% Change	3/31/11	% Change	Six Months Ended 6/30/11	6/30/10	% Change
Commissions	$ 93,593	$ 79,521	17.7%	$ 101,762	(8.0%)	$ 195,355	$ 159,108	22.8%
Principal transactions	51,263	58,675	(12.6%)	56,163	(8.7%)	107,426	118,546	(9.4%)
Asset management & service fees	56,817	43,777	29.8%	57,530	(1.2%)	114,347	84,671	35.0%
Net interest	13,401	11,506	16.5%	11,169	20.0%	24,570	22,540	9.0%
Investment banking	6,411	5,494	16.7%	6,312	1.6%	12,723	10,796	17.8%
Other income	4,160	967	330.2%	5,510	(24.5%)	9,670	3,700	161.4%
Net revenues	225,645	199,940	12.9%	238,446	(5.4%)	464,091	399,361	16.2%
Compensation and benefits	132,952	123,609	7.6%	142,586	(6.8%)	275,538	248,347	10.9%
Non-comp operating expenses	37,267	35,890	3.8%	34,388	8.4%	71,655	71,415	0.3%
Total non-interest expenses	170,219	159,499	6.7%	176,974	(3.8%)	347,193	319,762	8.6%
Income before income taxes	$ 55,426	$ 40,441	37.1%	$ 61,472	(9.8%)	$ 116,898	$ 79,599	46.9%
Ratios to net revenues:								
Compensation and benefits	58.9%	61.8%		59.8%		59.4%	62.2%	
Non-comp operating expenses	16.5%	18.0%		14.4%		15.4%	17.9%	
Income before income taxes	24.6%	20.2%		25.8%		25.2%	19.9%	

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

($ in thousands)	Quarter Ended 6/30/11	6/30/10	% Change	3/31/11	% Change	Six Months Ended 6/30/11	6/30/10	% Change
Net revenues:								
Interest	13,419	8,171	64.2%	11,203	19.8%	24,622	16,258	51.4%
Other income	2,943	1,062	177.1%	1,932	52.3%	4,875	3,175	53.5%
Total revenues	16,362	9,233	77.2%	13,135	24.6%	29,497	19,433	51.8%
Interest expense	4,239	287	1377.0%	4,237	0.0%	8,476	734	1054.8%
Total net revenues	12,123	8,946	35.5%	8,898	36.2%	21,021	18,699	12.4%
Compensation and benefits	1,627	1,036	57.0%	1,705	(4.6%)	3,332	2,065	61.4%
Non-comp operating expenses	2,537	3,601	(29.5%)	2,070	22.6%	4,607	8,080	(43.0%)
Total non-interest expenses	4,164	4,637	(10.2%)	3,775	10.3%	7,939	10,145	(21.7%)
Income before income taxes	$ 7,959	$ 4,309	84.7%	$ 5,123	55.4%	$ 13,082	$ 8,554	52.9%
Ratios to net revenues:								
Compensation and benefits	13.4%	11.6%		19.2%		15.9%	11.0%	
Non-comp operating expenses	20.9%	40.3%		23.3%		21.9%	43.2%	
Efficiency ratio [1]	28.4%	50.1%		40.3%		33.5%	52.8%	
Income before income taxes	65.7%	48.1%		57.6%		62.2%	45.8%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

STIFEL FINANCIAL

Stifel Bank & Trust

(an operating unit of GWM)

Low Risk Asset Growth

- Assets of $1.8 billion as of June 30 2011 remained consistent with December 31, 2010.
- Investment portfolio of $1.1 billion, an increase of 6.1% from $1.0 billion as of December 31, 2010.
- Loan portfolio of $542.4 million, an increase of 11.8% from $485.2 million as of December 31, 2010.
- Deposits of $1.6 billion as of June 30, 2011, an increase of 1.1% from December 31, 2010.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.13%
  - Non-performing assets to total assets of 0.10%
  - $0.2 million LTM net recoveries
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

	As of			Percent of total		
($ in thousands)	6/30/11	12/31/10	6/30/10	6/30/11	12/31/10	6/30/10
Agency investments	$ 572,650	$ 722,193	$ 590,611	35.4%	48.2%	50.2%
Non-agency investments	501,464	290,521	149,510	31.0%	19.4%	12.7%
Consumer	291,944	266,244	235,785	18.0%	17.8%	20.0%
Mortgage	137,078	166,860	146,825	8.5%	11.1%	12.5%
Commercial	116,251	53,836	54,353	7.1%	3.5%	4.6%
	$ 1,619,387	$ 1,499,654	$ 1,177,084	100%	100%	100%

STIFEL FINANCIAL

Institutional Group

($ in thousands)	Quarter Ended 6/30/11	6/30/10	% Change	3/31/11	% Change	Six Months Ended 6/30/11	6/30/10	% Change
Commissions	$ 44,721	$ 24,113	85.5%	$ 54,025	(17.2%)	$ 98,746	$ 49,561	99.2%
Principal transactions	28,477	64,249	(55.7%)	36,696	(22.4%)	65,173	121,798	(46.5%)
Investment banking	58,007	35,759	62.2%	35,106	65.2%	93,113	64,677	44.0%
Other income [1]	1,710	481	255.5%	1,167	46.5%	2,877	1,858	54.8%
Net revenues	132,915	124,602	6.7%	126,994	4.7%	259,909	237,894	9.3%
Compensation and benefits	82,006	72,578	13.0%	77,187	6.2%	159,193	138,882	14.6%
Non-comp operating expenses	28,958	21,255	36.2%	28,414	1.9%	57,372	40,787	40.7%
Total non-interest expenses	110,964	93,833	18.3%	105,601	5.1%	216,565	179,669	20.5%
Income before income taxes	$ 21,951	$ 30,769	(28.7%)	$ 21,393	2.6%	$ 43,344	$ 58,225	(25.6%)
Ratios to net revenues:								
Compensation and benefits	61.7%	58.2%		60.8%		61.2%	58.4%	
Non-comp operating expenses	21.8%	17.1%		22.4%		22.1%	17.1%	
Income before income taxes	16.5%	24.7%		16.8%		16.7%	24.5%	

[1] Includes net interest and other income.

STIFEL FINANCIAL

Institutional Group Revenues

($ in thousands)	Quarter Ended					Six Months Ended		
	6/30/11	6/30/10	% Change	3/31/11	% Change	6/30/11	6/30/10	% Change
Sales and trading:								
Equity	$ 41,695	$ 44,100	(5.5%)	$ 52,398	(20.4%)	$ 94,093	$ 82,751	13.7%
Fixed income	31,503	44,262	(28.8%)	38,323	(17.8%)	69,826	88,608	(21.2%)
	73,198	88,362	(17.2%)	90,721	(19.3%)	163,919	171,359	(4.3%)
Investment Banking:								
Capital raising								
Equity	27,999	20,809	34.6%	23,005	21.7%	51,004	34,897	46.2%
Fixed income	5,173	4,411	17.3%	3,041	70.1%	8,214	10,327	(20.5%)
	33,172	25,220	31.5%	26,046	27.4%	59,218	45,224	30.9%
Advisory fees								
Equity	22,924	9,215	148.8%	8,387	173.3%	31,311	17,700	76.9%
Fixed income	1,911	1,324	44.3%	673	184.0%	2,584	1,753	47.4%
	24,835	10,539	135.6%	9,060	174.1%	33,895	19,453	74.2%
Investment banking	58,007	35,759	62.2%	35,106	65.2%	93,113	64,677	44.0%
Other revenue	1,710	481	255.5%	1,167	46.5%	2,877	1,858	54.8%
Total net revenue	$ 132,915	$ 124,602	6.7%	$ 126,994	4.7%	$ 259,909	$ 237,894	9.3%
Ratios to net revenues:								
Sales and trading	55.1%	70.9%		71.4%		63.1%	72.0%	
Investment banking	43.6%	28.7%		27.6%		35.8%	27.2%	
Other	1.3%	0.4%		1.0%		1.1%	0.8%	
	100.0%	100.0%		100.0%		100.0%	100.0%	

STIFEL FINANCIAL



Financial Condition

Statement of Financial Condition

As of June 30, 2011

Total Assets ($ in Billions)


$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.8
$1.1
$1.5
$1.6
$3.2
$4.2
$4.5
2005
2006
2007
2008
2009
2010
Q2 2011

Total Capitalization ($ in Billions)


$0
$0.3
$0.1
$0.2
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.4
$0.1
$1.3
$1.4
$0.1
$1.3
2005
2006
2007
2008
2009
2010
Q2 2011
Trust Preferred Securities
Stockholders Equity

Leverage Ratio


4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.3x
10.8x
2.2x
2005
2006
2007
2008
2009
2010
Q2 2011
SN & SF
SB&T

Book Value Per Share


Per share information adjusted for April 2011 three-for-two stock split
$30
$25
$20
$15
$10
$5
$0
$6.81
$8.23
$12.24
$15.12
$19.24
$24.42
$24.50
2005
2006
2007
2008
2009
2010
Q2 2011

Level 3 Assets

($ in thousands)	Carrying Value 6/30/11		Carrying Value 12/31/10
Auction Rate Securities (ARS) [1]	$ 118,411		$ 94,795
Stifel Bank & Trust Investments	-		-
Trading Securities	18,342	[2]	40,243
Other Investments [3]	38,958		38,502
Level 3 assets (excluding ARS)	57,300		78,745
Total Level 3 assets	**$ 175,711**		**$ 173,540**
Percentage of Equity	*13.4%*		*13.8%*
Percentage of Equity (excluding ARS)	*4.4%*		*6.3%*

[1] Includes $44.7 million and $11.4 million, respectively, of ARS held at Stifel Bank & Trust.

[2] Approximately $4.0 million were sold during July 2011.

[3] Includes $33.2 million and $31.3 million, respectively, of investments held by TWPG subsidiaries.

STIFEL FINANCIAL

Other Financial Data

	As of 6/30/11	As of 6/30/10	% Change	As of 3/31/11	% Change
Total assets (000s):					
Stifel Nicolaus & Stifel Financial	$ 2,705,749	$ 1,977,879	36.8%	$ 2,749,674	(1.6%)
Stifel Bank	1,807,859	1,392,828	29.8%	1,787,531	1.1%
Total assets	$ 4,513,608	$ 3,370,707	33.9%	$ 4,537,205	(0.5%)
Total shareholders' equity (000s):					
Stifel Nicolaus & Stifel Financial	$ 1,128,985	$ 791,310	42.7%	$ 1,125,486	0.3%
Stifel Bank	167,494	135,777	23.4%	161,521	3.7%
Total shareholders' equity	$ 1,296,479	$ 927,087	39.8%	$ 1,287,007	0.7%
Leverage ratio:					
Stifel Nicolaus & Stifel Financial	2.2	2.3	(1.3%)	2.3	(1.9%)
Stifel Bank	10.8	10.3	5.2%	11.1	(2.5%)
Total leverage ratio	3.3	3.3	(2.0%)	3.3	(1.2%)
Book value per share [1]	$ 24.50	$ 20.01	22.4%	$ 24.32	0.7%
Financial advisors [2]	1,958	1,916	2.2%	1,947	0.6%
Full-time associates	4,938	4,587	7.7%	4,916	0.4%
Locations	314	301	4.3%	311	1.0%
Total client assets (000s)	$ 116,174,000	$ 92,423,000	25.7%	$ 115,284,000	0.8%

[1] Book value per share as of June 30, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

[2] Includes all retail Financial Advisors.

STIFEL FINANCIAL


Stone & Youngberg LLC Acquisition

Stifel Financial Acquires Stone & Youngberg

Summary of Strategic Acquisition with a Premiere Public Finance Investment Bank

Transaction	▪ Stifel to acquire 100% of the membership interests of Stone & Youngberg LLC
Strategic Rationale	▪ Expands Stifel's public finance, institutional sales and trading, bond underwriting, particularly in Arizona and California, and adds more than 30 financial advisors ▪ Builds a national public finance practice without overlap; establishes muni research ▪ Increases private client access to muni products and market making activities ▪ Creates scale with operational efficiencies and broadens distribution access
Management	▪ Ken Williams, President and CEO of Stone & Youngberg, will run the municipal finance business of the combined group
Financial Assumptions	▪ Estimated annual revenues to be in the range of $75-$100 million ▪ Targeting a 20%-25% pre-tax operating margin ▪ Expense savings include rent, clearing and compensation
Consideration	▪ Upfront cash, stock and retention payments payable at closing, with the stock portion resulting in the issuance of between $34 and $40 based upon average weighted average share price at close ▪ Installment consideration payable ratably in years 2013, 2014 and 2015 ▪ Potential earn-out based on operating revenues over the next five years. The earn-out is capped
Closing Conditions	▪ Target close date is October 1, 2011 ▪ Subject to customary regulatory approvals

Complimentary Public Finance Operations
Locations and Senior Mandated Negotiated State Volume Comparison 2010

- **16 Public Finance Locations**
  - Stifel
    - Brookfield, WI
    - Cleveland, OH
    - Columbus, OH
    - Denver, CO
    - Edwardsville, IL
    - New York, NY
    - Okemos, MI
    - San Antonio, TX
    - St. Louis, MO
    - Wichita, KS
  - Stone & Youngberg
    - Annapolis, MD
    - Los Angeles, CA
    - New York, NY
    - Phoenix, AZ
    - Richmond, VA
    - San Diego, CA
    - San Francisco, CA
- **95 Bankers and Analysts**

STIFEL NICOLAUS



$1 million - $100 million
+$100 million - $1 billion
+$1 billion

S&Y STONE & YOUNGBERG



$1 million - $100 million
+$100 million - $1 billion
+$1 billion

STIFEL FINANCIAL

Municipal Rankings
Public Finance Combined Rankings

- First Half of 2011 Negotiated Rankings*

	Stifel Nicolaus and Stone & Youngberg		
	Rank	Number	Par Amount
National	10	202	$ 2,690,800,000
Development	2	22	$ 371,500,000
K-12 Education	3	115	$ 1,449,400,000
Utilities	17	8	$ 151,800,000
Higher Education	22	1	$ 61,400,000
Housing	23	1	$ 5,700,000

- 2010 Negotiated Rankings*

	Stifel Nicolaus and Stone & Youngberg		
	Rank	Number	Par Amount
National	11	527	$ 8,628,700,000
Development	4	32	$ 667,100,000
K-12 Education	2	272	$ 3,476,000,000
Utilities	17	48	$ 875,300,000
Higher Education	17	10	$ 269,500,000
Housing	18	6	$ 80,800,000

STIFEL FINANCIAL

*Source: Thomson Reuters SDC - Negotiated Senior Managed. Full credit to Book and equal credit if Joint.